CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-4

                           $665,000,000 (APPROXIMATE)
                               Subject to Revision

                   December 10, 2001- Computational Materials

Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                DECEMBER 10, 2001


                                  CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-4



                           $665,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION

---------- ------------------- ------------------------------- ----------- ------------- ---------------------- ----------------
                                          RATINGS                              BOND                                EXPECTED
CLASS          AMOUNT ($)           (MOODY'S/FITCH/S&P)         WAL(1)         TYPE             COUPON            MATURITY(1)
---------- ------------------- ------------------------------- ----------- ------------- ---------------------- ----------------
 IA-1          83,500,000               Aaa/AAA/AAA              0.96          SEQ         1M Libor + [ ](2)         9/03
 IA-2          23,750,000               Aaa/AAA/AAA              2.00          SEQ              Fixed(2)             3/04
 IA-3          51,750,000               Aaa/AAA/AAA              3.00          SEQ              Fixed(2)            12/05
 IA-4          31,250,000               Aaa/AAA/AAA              5.01          SEQ              Fixed(2)             4/08
 IA-5          33,931,000               Aaa/AAA/AAA              8.85          SEQ              Fixed(2),(3)         7/11
 IA-6          24,909,000               Aaa/AAA/AAA              6.68          NAS              Fixed(2)             6/11
 IM-1          13,800,000                Aa2/AA/AA               6.43          MEZ              Fixed(2)             7/11
 IM-2           6,210,000                  A2/A/A                6.43          MEZ              Fixed(2)             7/11
 IB             6,900,000              Baa2/BBB/BBB-             6.41          SUB              Fixed(2)             7/11

 IIA-1        345,237,500               Aaa/AAA/AAA              2.51          SEQ        1M Libor + [ ](3),(4)      2/09
 IIM-1         23,340,000                Aa2/AA/AA               4.85          MEZ        1M Libor + [ ](3),(4)      2/09
 IIM-2         10,697,500                  A2/A/A                4.81          MEZ        1M Libor + [ ](3),(4)      2/09
 IIB            9,725,000               Baa2/BBB/BBB             4.73          SUB        1M Libor + [ ](3),(4)      2/09
---------- ------------------- ------------------------------- ----------- ------------- ---------------------- ----------------

(1) The Group I Certificates will be priced at 20% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

(2)   Subject to the Group I Net WAC Cap.

(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

(4)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

--------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        2

TITLE OF CERTIFICATES:        Chase Funding Mortgage Loan Asset-Backed
                              Certificates, Series 2001-4, consisting of the following classes:
                              Class IA-1, Class IA-2, Class IA-3, Class IA-4,
                              Class IA-5, Class IA-6
                              Class IM-1, Class IM-2
                              Class IB
                              (the "Group I Certificates")

                                       and

                              Class IIA-1
                              Class IIM-1, Class IIM-2
                              Class IIB
                              (the "Group II Certificates")


UNDERWRITERS:                 J.P. Morgan Securities Inc., Countrywide
                              Securities Corporation, Credit Suisse First Boston
                              Corporation

DEPOSITOR:                    Chase Funding, Inc.

SELLER:                       Chase Manhattan Mortgage Corporation

SERVICER:                     Chase Manhattan Mortgage Corporation

TRUSTEE:                      Citibank, N.A.

CUT-OFF DATE:                 December 1, 2001

PRICING DATE:                 On or about December 11, 2001

CLOSING DATE:                 On or about December 20, 2001

DISTRIBUTION DATES:           Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in January 2002.


ERISA CONSIDERATIONS:         The offered certificates will be ERISA eligible as
                              of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:             The offered certificates will not constitute
                              "mortgage-related securities" for the purposes of SMMEA.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        3

TAX STATUS:                   For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:         The Servicer has the option to exercise a call on
                              each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage
                              Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage
                              Loans.

MORTGAGE LOANS:               The mortgage pool will consist of mortgage loans
                              ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The
                              Mortgage Loans are secured by first and second liens on real properties.

ADMINISTRATIVE FEES:          The Servicer and Trustee will be paid fees
                              aggregating approximately 51 bps per annum
                              (payable monthly) on the stated principal balance of the Mortgage Loans.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        4

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-4

                              CERTIFICATE STRUCTURE
                              ---------------------

CREDIT ENHANCEMENT:           1) Excess interest
                              2) Over-Collateralization
                              3) Cross-Collateralization
                              4) Subordination

EXCESS INTEREST:              Excess interest cashflows from each group will be
                              available as credit enhancement for the related group.

OVER-COLLATERALIZATION:       The over-collateralization ("O/C") provisions are
                              intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached.
                              Accelerated amortization is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related senior Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the related loan group, an O/C amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the principal balance of the related Certificates is created. Excess interest will be directed to build each loan group's O/C amount until the respective loan group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each loan group's O/C amount, excess interest will begin to be applied on the fifth Distribution Date (May
                              2002) for Group I and on the third Distribution
                              Date (March 2002) for Group II.

                              GROUP I CERTIFICATES

                              Initial:     0.00%
                              Target:      1.95% of original balance
                              Stepdown:    3.90% of current balance
                              Floor:       0.50% of original balance

                      (PRELIMINARY AND SUBJECT TO REVISION)

                              GROUP II CERTIFICATES

                              Initial:     0.00%
                              Target:      1.55% of original balance
                              Stepdown:    3.10% of current balance
                              Floor:       0.50% of original balance

                      (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-COLLATERALIZATION:      Excess interest from each of the two loan groups,
                              if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        5

                                 GROUP I - FIXED
                                 ---------------

GROUP I (FIXED) SUBORDINATION(1):         (Moody's/Fitch/S&P)    GROUP I (Subordination)
                                                                 -----------------------
                        Class IA          (Aaa/AAA/AAA)          11.70%
                        Class IM-1        (Aa2/AA/AA)             6.70%
                        Class IM-2        (A2/A/A)                4.45%
                        Class IB          (Baa2/BBB/BBB-)         1.95%

                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP I (FIXED) CLASS SIZES:              (Moody's/Fitch/S&P)    GROUP I (Class Sizes)
                                                                 ---------------------
                        Class IA          (Aaa/AAA/AAA)          90.25%
                        Class IM-1        (Aa2/AA/AA)             5.00%
                        Class IM-2        (A2/A/A)                2.25%
                        Class IB          (Baa2/BBB/BBB-)         2.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)


                                 GROUP II - ARM
                                 --------------

GROUP II (ARM) SUBORDINATION(1):          (Moody's/Fitch/S&P)    GROUP II (Subordination)
                                                                 ------------------------
                        Class IIA-1       (Aaa/AAA/AAA)          12.80%
                        Class IIM-1       (Aa2/AA/AA)             6.80%
                        Class IIM-2       (A2/A/A)                4.05%
                        Class IIB         (Baa2/BBB/BBB)          1.55%

                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP II (ARM) CLASS SIZES:               (Moody's/Fitch/S&P)    GROUP II (Class Sizes)
                                                                 ----------------------
                        Class IIA-1       (Aaa/AAA/AAA)          88.75%
                        Class IIM-1       (Aa2/AA/AA)             6.00%
                        Class IIM-2       (A2/A/A)                2.75%
                        Class IIB         (Baa2/BBB/BBB)          2.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)



(1) The subordination percentages assume that the target O/C levels of 1.95% for Group I and 1.55% for Group II have been achieved. There will be no O/C as of the Closing Date and for purposes of applying excess interest to build each loan group's O/C amount, excess interest will begin to be applied on the fifth Distribution Date (May 2002) for Group I and on the third Distribution Date (March 2002) for Group II.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        6

                                     GROUP I
                                     -------


MORTGAGE LOANS:               Fixed-rate, first and second lien, sub-prime
                              Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $276,000,074.

PREPAYMENT
ASSUMPTION:                   20% HEP (2.0% - 20% CPR Ramp over 10 months)

GROUP I NET WAC CAP:          The pass-through rate of each class of the Group I
                              Certificates will be subject to the "Group I Net
                              WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I
                              Mortgage Loans. Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.

INTEREST ACCRUAL:             For the Class IA-1 Certificates, interest will
                              initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all Group I Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:                For Class IA-1, 0 days. For all other Group I
                              Certificates, 24 days.

INT. PMT. BASIS:              For Class IA-1, actual/360. For all other Group I
                              Certificates, 30/360.

COUPON STEP UP:               If the 10% clean-up call for the Group I
                              Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        7

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2001-4

                              GROUP I CERTIFICATES
                              --------------------

                    CLASS         CLASS       CLASS       CLASS       CLASS        CLASS       CLASS       CLASS       CLASS
                    IA-1          IA-2        IA-3        IA-4        IA-5         IA-6        IM-1        IM-2        IB
                    ------------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- -----------
OFFER
SIZE ($)            83,500,000    23,750,000  51,750,000  31,250,000  33,931,000   24,909,000  13,800,000  6,210,000   6,900,000

EXPECTED RATINGS
MOODY'S             Aaa           Aaa         Aaa         Aaa         Aaa          Aaa         Aa2         A2          Baa2
FITCH               AAA           AAA         AAA         AAA         AAA          AAA         AA          A           BBB
S&P                 AAA           AAA         AAA         AAA         AAA          AAA         AA          A           BBB-

COUPON              1 ML + [](1)  Fixed(1)    Fixed(1)    Fixed(1)    Fixed(1),(2) Fixed(1)    Fixed(1)    Fixed(1)    Fixed(1)

WEIGHTED AVERAGE    0.96          2.00        3.00        5.01        8.85         6.68        6.43        6.43        6.41
LIFE TO
CALL (YRS) (3)

WEIGHTED AVERAGE    0.96          2.00        3.00        5.01        10.81        6.68        6.96        6.83        6.56
LIFE TO MATURITY
(YRS) (3)

PAYMENT WINDOW      1-21/21       21-27/7     27-48/22    48-76/29    76-115/40    37-114/78   39-115/77   39-115/77   39-115/77
TO CALL
(MOS.) (3)

PAYMENT WINDOW      1-21/21       21-27/7     27-48/22    48-76/29    76-233/158   37-114/78   39-179/141  39-158/120  39-141/103
TO MATURITY
(MOS.) (3)

EXPECTED            9/03          3/04        12/05       4/08        7/11         6/11        7/11        7/11        7/11
MATURITY TO
CALL (3)

EXPECTED            9/03          3/04        12/05       4/08        5/21         6/11        11/16       2/15        9/13
MATURITY TO
MATURITY (3)

LAST SCHEDULED      4/16          11/16       2/23        2/28        11/31        1/13        11/31       11/31       11/31
DISTRIBUTION
DATE (4)

(1)   Subject to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)   The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        8

                                    GROUP II
                                    --------


MORTGAGE LOANS:               Adjustable-rate, first lien, sub-prime Mortgage
                              Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately
                              $389,001,697.

PREPAYMENT ASSUMPTION:        27% CPR

GROUP II AVAILABLE FUNDS CAP: The pass-through rate of each class of the Group
                              II Certificates will be subject to the "Group II Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

GROUP II MAXIMUM RATE CAP:    The pass-through rate of each class of the Group
                              II Certificates will be subject to the "Group II
                              Maximum Rate Cap", which is a per annum rate equal to the weighted average net maximum lifetime mortgage rate on the Group II Mortgage Loans. Any interest shortfall due to the Group II Maximum
                              Rate Cap will not be reimbursed.

INTEREST ACCRUAL:             For all Group II Certificates, interest will
                              initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

PAYMENT DELAY:                0 days

INT. PMT. BASIS:              Actual/360

SHORTFALL
REIMBURSEMENT:                If on any Distribution Date the pass-through rate
                              on the Group II Certificates is limited by the Group II Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available
                              Funds Cap, up to but not exceeding the Group II
                              Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution
                              Date until paid (herein referred to as
                              "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Group II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

COUPON STEP UP:               If the 10% clean-up call for the Group II
                              Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        9

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-4

                              GROUP II CERTIFICATES
                              ---------------------

                                CLASS                    CLASS                   CLASS                    CLASS
                                IIA-1                    IIM-1                   IIM-2                    IIB
------------------------------- ------------------------ ----------------------- ------------------------ ------------------------
OFFER
SIZE ($)                        345,237,500              23,340,000              10,697,500               9,725,000

EXPECTED RATINGS
MOODY'S                         Aaa                      Aa2                     A2                       Baa2
FITCH                           AAA                      AA                      A                        BBB
S&P                             AAA                      AA                      A                        BBB

COUPON                          1M Libor + [  ](1),(2)   1M Libor + [  ](1),(3)  1M Libor + [  ](1),(3)   1M Libor + [  ](1),(3)

WEIGHTED AVERAGE LIFE TO        2.51                     4.85                    4.81                     4.73
CALL (YRS) (4)

WEIGHTED AVERAGE LIFE TO        2.74                     5.29                    5.13                     4.81
MATURITY (YRS) (4)

PAYMENT WINDOW                  1-86/86                  38-86/49                38-86/49                 37-86/50
TO CALL (MOS.) (4)

PAYMENT WINDOW                  1-192/192                38-145/108              38-122/85                37-103/67
TO MATURITY (MOS.) (4)

EXPECTED MATURITY TO            2/09                     2/09                    2/09                     2/09
CALL (4)

EXPECTED MATURITY TO            12/17                    1/14                    2/12                     7/10
MATURITY (4)

LAST SCHEDULED                  11/31                    11/31                   11/31                    11/31
DISTRIBUTION
DATE (5)

(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

(4)   The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        10

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-4

                               CASH FLOW PRIORITY
                               ------------------

                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.

6.    Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)



                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.

6.    Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the Group II Available Funds Cap.

9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        11

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-4

                                PRINCIPAL PAYDOWN
                                -----------------

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in January 2011, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class A Group I Certificates (in each case immediately prior to such Distribution Date) and (iii) the Group I Class A Principal Cashflow for such Distribution Date. For the January 2011 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Amount Distribution will equal the Group I Class A principal cashflows.


                          CLASS IA-6 LOCKOUT PERCENTAGE
                          -----------------------------

                      January 2002 -- December 2004:     0%
                      January 2005 -- December 2006:    45%
                      January 2007 -- December 2007:    80%
                      January 2008 -- December 2008:   100%
                      January 2009 -- December 2010:   300%

                      (PRELIMINARY AND SUBJECT TO REVISION)


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:
---------------------
1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to build O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:
----------------------
1) All scheduled and unscheduled Group II principal will be paid to the Class IIA-1 Certificates.


                      (PRELIMINARY AND SUBJECT TO REVISION)

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                      (PRELIMINARY AND SUBJECT TO REVISION)

REQUIRED SUBORDINATION LEVELS*

Group I                     Group II
-------                     --------

Class A        23.40%       Class A     25.60%
Class M-1      13.40%       Class M-1   13.60%
Class M-2                   Class M-2    8.10%
               8.90%
Class B                     Class B      3.10%
               3.90%
*Includes overcollateralization


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        12

                      (PRELIMINARY AND SUBJECT TO REVISION)

                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET
                        IF:

                        i) The Distribution Date is on or after the January 2005 Distribution Date; and

                        ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

                        iii) A Trigger Event does not exist (a Trigger Event exists if current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                      (PRELIMINARY AND SUBJECT TO REVISION)

                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

                        For each loan group, the later of (i) the January 2005 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

                        Group I Senior                    Group II Senior
                        Specified Enhancement             Specified Enhancement
                        Percentage:                       Percentage:
                        ---------------------             ---------------------
                        23.40%                            25.60%
                        Or                                Or
                        (9.75% + 1.95%)*2                 (11.25% +1.55%)*2

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS:             The Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOANS:         The following tables describe the mortgage loans and the
                        related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

FURTHER INFORMATION:    Please call Matt Whalen at (212) 834-5157, Paul Park at
                        (212) 834-5033, Chris Schiavone at (212) 834-5372, Fred
                        Hubert at (212) 834-5170, Jee Hong at (212) 834-5295,
                        Seleena Baijnauth at (212) 834-5219, Alan Chan at (212)
                        834-5936, or Alice Chang at (212) 834-5018.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        13

J.P. MORGAN SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-4 - FIXED RATE MORTGAGE LOAN GROUP

                                SUMMARY REPORT

----------------------------------------------------------------------------------------------------------------------------------
 Aggregate Outstanding Principal Balance                                              $276,000,074
 Aggregate Original Principal Balance                                                 $276,374,303
 Number of Mortgage Loans                                                                    2,798
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                             MINIMUM                       MAXIMUM                    AVERAGE (1)
                                                             -------                       -------                    -----------
 Original Principal Balance                                   $5,800                      $500,000                        $98,776
 Outstanding Principal Balance                                $5,774                      $499,000                        $98,642
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                             MINIMUM                       MAXIMUM           WEIGHTED AVERAGE (2)
                                                             -------                       -------           --------------------
 Original Term (mos)                                              60                           360                            285
 Stated Remaining Term (mos)                                      58                           360                            284
 Expected Remaining Term (mos)                                    58                           360                            284
 Loan Age (mos)                                                    0                             8                              1
 Current Interest Rate                                        5.800%                       14.500%                         8.511%
 Original Loan-to-Value (3)                                    9.32%                       100.00%                         76.04%
 Credit Score (4)                                                478                           813                            636
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                            EARLIEST                        LATEST
                                                            --------                        ------
 Origination Dates                                           02/2001                       11/2001
 Maturity Dates                                              09/2006                       12/2031
----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------  ---------------------------------------------------------------
LIEN POSITION                   PERCENT OF LOAN GROUP              YEAR OF ORIGINATION                 PERCENT OF LOAN GROUP
-------------                   ---------------------              -------------------                 ---------------------
First Lien                                                 94.9%   2001                                                    100.0%
Second Lien                                                 5.1%   ---------------------------------------------------------------
-----------------------------------------------------------------
-----------------------------------------------------------------  ---------------------------------------------------------------
OCCUPANCY                       PERCENT OF LOAN GROUP              LOAN PURPOSE                        PERCENT OF LOAN GROUP
---------                       ---------------------              ------------                        ---------------------
Owner-occupied                                             95.9%   Purchase                                                  4.6%
Second Home                                                 0.1%   Refinance - Rate/Term                                     5.9%
Investment                                                  4.0%   Refinance - Cashout                                      89.4%
-----------------------------------------------------------------  ---------------------------------------------------------------
-----------------------------------------------------------------  ---------------------------------------------------------------
DOCUMENTATION                   PERCENT OF LOAN GROUP              PROPERTY TYPE                       PERCENT OF LOAN GROUP
-------------                   ---------------------              -------------                       ---------------------
Full Documentation                                         86.5%   Single Family Detached                                   87.0%
24 Month Bank Statement                                     4.3%   Two- to Four- family Dwelling Unit                        4.0%
Reduced Documentation                                       1.5%   Planned Unit Development                                  3.5%
Stated Income                                               7.7%   Condominium                                               3.1%
-----------------------------------------------------------------  Manufactured Housing                                      1.6%
                                                                   Small Mixed Use                                           0.8%
                                                                   ---------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3) With respect to the second lien loans, value is calculated using the combined loan-to-value ratio for such loans.

(4)   Minimum and Weighting only for loans with scores.
--------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        14

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-4 - FIXED RATE MORTGAGE LOAN GROUP

                             CURRENT MORTGAGE RATES
                             ----------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE RATES                         MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
5.500% to 5.999%                                         2                      $358,315             0.1 %
6.000% to 6.499%                                         8                     1,641,911             0.6
6.500% to 6.999%                                       161                    31,068,621            11.3
7.000% to 7.499%                                       227                    35,641,844            12.9
7.500% to 7.999%                                       365                    46,386,311            16.8
8.000% to 8.499%                                       293                    35,327,632            12.8
8.500% to 8.999%                                       398                    40,892,805            14.8
9.000% to 9.499%                                       248                    19,624,328             7.1
9.500% to 9.999%                                       293                    24,054,892             8.7
10.000% to 10.499%                                     155                    10,128,910             3.7
10.500% to 10.999%                                     194                    10,471,630             3.8
11.000% to 11.499%                                     144                     6,580,786             2.4
11.500% to 11.999%                                     161                     6,813,483             2.5
12.000% to 12.499%                                      74                     3,339,198             1.2
12.500% to 12.999%                                      45                     2,529,850             0.9
13.000% to 13.499%                                      22                       826,928             0.3
13.500% to 13.999%                                       4                       169,482             0.1
14.000% to 14.499%                                       3                       116,982             0.0
14.500% to 14.999%                                       1                        26,165             0.0
                                                     -----                  ------------           -----
TOTAL:                                               2,798                  $276,000,074           100.0 %
                                                     =====                  ============           =====

Mortgage Rates Range is from: 5.800% to 14.500%
Weighted Average is: 8.511%

                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
REMAINING TERM (MONTHS)                MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
49 to 60                                                 5                      $164,521             0.1 %
73 to 84                                                10                       324,710             0.1
85 to 96                                                 5                       278,146             0.1
97 to 108                                                2                        78,313             0.0
109 to 120                                             101                     4,895,263             1.8
133 to 144                                               5                       405,212             0.1
157 to 168                                               1                        52,200             0.0
169 to 180                                             936                    68,072,401            24.7
181 to 192                                               3                       196,266             0.1
217 to 228                                               1                       206,538             0.1
229 to 240                                             525                    54,904,446            19.9
241 to 252                                               2                       127,200             0.0
253 to 264                                               2                       349,836             0.1
265 to 276                                               3                       230,316             0.1
289 to 300                                              20                     2,536,194             0.9
313 to 324                                               1                        59,792             0.0
325 to 336                                               1                       348,663             0.1
349 to 360                                           1,175                   142,770,057            51.7
                                                     -----                  ------------           -----
TOTAL:                                               2,798                  $276,000,074           100.0 %
                                                     =====                  ============           =====

Remaining Term Range is from (Months): 58 to 360
Weighted Average is (Months): 284


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        15

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-4 - FIXED RATE MORTGAGE LOAN GROUP


                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL MORTGAGE               NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
LOAN PRINCIPAL BALANCES                MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
$100,000 or Less                                     1,796                   $97,335,190            35.3 %
$100,001 to $150,000                                   478                    58,797,465            21.3
$150,001 to $200,000                                   253                    43,783,243            15.9
$200,001 to $250,000                                   129                    28,817,118            10.4
$250,001 to $300,000                                    54                    14,767,676             5.4
$300,001 to $350,000                                    47                    15,594,634             5.7
$350,001 to $400,000                                    22                     8,351,768             3.0
$400,001 to $450,000                                    12                     5,150,040             1.9
$450,001 to $500,000                                     7                     3,402,940             1.2
                                                     -----                  ------------           -----
TOTAL:                                               2,798                  $276,000,074           100.0 %
                                                     =====                  ============           =====

Original Mortgage Loan Principal Balance Range is from: $5,800 to $500,000 Average is: $98,776


                              PRODUCT TYPE SUMMARY
                              --------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
PRODUCT TYPE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
5 to 9 Year Fixed                                       22                      $845,689             0.3 %
10 to 14 Year Fixed                                    107                     5,352,675             1.9
15 to 19 Year Fixed                                    704                    41,601,453            15.1
20 to 24 Year Fixed                                    512                    53,802,201            19.5
25 to 29 Year Fixed                                     22                     2,944,650             1.1
30 Year Fixed                                        1,175                   142,770,057            51.7
Balloon Loan                                           256                    28,683,349            10.4
                                                     -----                  ------------           -----
TOTAL:                                               2,798                  $276,000,074           100.0 %
                                                     =====                  ============           =====

                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
PREPAYMENT PENALTIES                   MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
None                                                   285                   $27,657,880            10.0 %
12 Months                                               42                     6,747,198             2.4
24 Months                                               15                       851,356             0.3
36 Months                                              209                    17,139,440             6.2
60 Months                                            2,247                   223,604,199            81.0
                                                     -----                  ------------           -----
TOTAL:                                               2,798                  $276,000,074           100.0 %
                                                     =====                  ============           =====

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 57 months. With respect to those Fixed Rate Mortgage Loans which have prepayment penalties, 98.0% of such Mortgage Loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loans.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        16

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-4 - FIXED RATE MORTGAGE LOAN GROUP


                               STATE DISTRIBUTIONS
                               -------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
STATES                                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
Arizona                                                 54                    $4,769,920             1.7 %
Arkansas                                                47                     2,801,545             1.0
California                                             359                    58,705,707            21.3
Colorado                                                44                     5,872,656             2.1
Connecticut                                             46                     5,447,922             2.0
Delaware                                                12                     1,144,643             0.4
District of Columbia                                     6                       854,088             0.3
Florida                                                333                    30,415,459            11.0
Georgia                                                136                    12,807,219             4.6
Idaho                                                   11                     1,036,753             0.4
Illinois                                               101                     9,227,224             3.3
Indiana                                                105                     6,637,714             2.4
Iowa                                                     1                        41,000             0.0
Kansas                                                  34                     2,025,612             0.7
Kentucky                                                29                     2,092,045             0.8
Louisiana                                               54                     3,540,056             1.3
Maine                                                   11                     1,175,255             0.4
Maryland                                                51                     4,434,681             1.6
Massachusetts                                           68                     9,489,342             3.4
Michigan                                               136                    10,097,865             3.7
Minnesota                                               42                     4,345,961             1.6
Mississippi                                             39                     2,468,357             0.9
Missouri                                                70                     4,668,101             1.7
Montana                                                  7                       430,401             0.2
Nebraska                                                11                       696,724             0.3
Nevada                                                  12                     1,063,489             0.4
New Hampshire                                           22                     2,065,458             0.7
New Jersey                                             109                    12,352,220             4.5
New Mexico                                              25                     2,211,827             0.8
New York                                               177                    21,860,601             7.9
North Carolina                                          12                       729,758             0.3
Ohio                                                   120                     8,224,700             3.0
Oklahoma                                                48                     2,755,490             1.0
Oregon                                                  33                     3,736,159             1.4
Pennsylvania                                           110                     8,046,744             2.9
Rhode Island                                            11                     1,017,145             0.4
South Carolina                                          46                     3,643,292             1.3
South Dakota                                             5                       263,213             0.1
Tennessee                                               82                     5,927,153             2.1
Texas                                                    5                       326,487             0.1
Utah                                                     9                       895,040             0.3
Vermont                                                 16                     1,653,094             0.6
Virginia                                                49                     4,454,002             1.6
Washington                                              48                     6,238,473             2.3
West Virginia                                           22                     1,181,203             0.4
Wisconsin                                               28                     2,025,675             0.7
Wyoming                                                  2                       102,603             0.0
                                                     -----                  ------------           -----
TOTAL:                                               2,798                  $276,000,074           100.0 %
                                                     =====                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        17

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-4 - FIXED RATE MORTGAGE LOAN GROUP


                            LOAN-TO-VALUE RATIOS (1)
                            ------------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
50.00% or Less                                         278                   $19,699,341             7.1 %
50.01% to 55.00%                                        74                     6,971,598             2.5
55.01% to 60.00%                                       116                    13,034,279             4.7
60.01% to 65.00%                                       171                    19,086,581             6.9
65.01% to 70.00%                                       232                    24,581,655             8.9
70.01% to 75.00%                                       298                    31,309,762            11.3
75.01% to 80.00%                                       482                    51,400,516            18.6
80.01% to 85.00%                                       362                    36,066,974            13.1
85.01% to 90.00%                                       466                    50,593,921            18.3
90.01% to 95.00%                                       185                    18,827,372             6.8
95.01% to 100.00%                                      134                     4,428,076             1.6
                                                     -----                  ------------           -----
TOTAL:                                               2,798                  $276,000,074           100.0 %
                                                     =====                  ============           =====

(1) With respect to second lien loans, this table was calculated using the combined loan-to-value ratio for such loans.

Loan-to-Value Ratios Range is from: 9.32% to 100.00%
Weighted Average Loan-to-Value Ratio is: 76.04%

Weighted Average for the Second Lien loans is: 85.28%
Weighted Average Second Lien Ratio for the Second Lien loans is: 25.12%

                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

                                              NUMBER OF           AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE LOAN AGE (MONTHS)                  MORTGAGE LOANS        BALANCE OUTSTANDING        LOAN GROUP
0                                                        880                   $90,424,060            32.8 %
1                                                      1,190                   113,878,292            41.3
2                                                        715                    70,357,489            25.5
3                                                         11                     1,132,802             0.4
4                                                          1                        89,831             0.0
8                                                          1                       117,600             0.0
                                                       -----                  ------------           -----
TOTAL:                                                 2,798                  $276,000,074           100.0 %
                                                       =====                  ============           =====

Weighted Average Age (Months) is: 1


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        18

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-4 - FIXED RATE MORTGAGE LOAN GROUP


                              CREDIT SCORE SUMMARY
                              --------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
CREDIT SCORES                          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
Not Scored                                              27                    $2,740,565             1.0 %
478 to 500                                               8                       897,242             0.3
501 to 550                                             281                    21,604,105             7.8
551 to 600                                             598                    53,672,306            19.4
601 to 650                                             881                    85,156,812            30.9
651 to 700                                             711                    78,127,060            28.3
701 to 750                                             231                    25,764,411             9.3
751 to 800                                              58                     7,609,306             2.8
801 to 813                                               3                       428,267             0.2
                                                     -----                  ------------           -----
TOTAL:                                               2,798                  $276,000,074           100.0 %
                                                     =====                  ============           =====

Credit Score Range is from: 478 to 813
Weighted Average (scored loans only) is: 636


                              CREDIT GRADE SUMMARY
                              --------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
CREDIT GRADE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
CMMC WHOLESALE/RETAIL UNDERWRITING:
A Star                                                 161                   $26,649,864             9.7 %
AO                                                     459                    46,986,871            17.0
A-                                                      87                     7,491,044             2.7
B                                                       72                     4,685,017             1.7
B-                                                      17                     1,151,625             0.4
C                                                       34                     1,672,488             0.6
                                                     -----                  ------------           -----
SUB-TOTAL:                                             830                   $88,636,909            32.1 %
                                                     =====                  ============           =====

CMMC CALL CENTER UNDERWRITING:
A1                                                   1,027                   100,839,665            36.5
A2                                                     793                    76,779,678            27.8
B1                                                     110                     7,370,757             2.7
B2                                                      31                     1,695,167             0.6
C1                                                       7                       677,897             0.2
                                                     -----                  ------------           -----
SUB-TOTAL:                                           1,968                  $187,363,165            67.9 %
                                                     =====                  ============           =====

TOTAL:                                               2,798                  $276,000,074           100.0  %
                                                     =====                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        19

J.P. MORGAN SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2001-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT

----------------------------------------------------------------------------------------------------------------------------------
 Aggregate Outstanding Principal Balance                                              $389,001,697
 Aggregate Original Principal Balance                                                 $389,223,004
 Number of Mortgage Loans                                                                    2,684
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                             MINIMUM                       MAXIMUM                    AVERAGE (1)
                                                             -------                       -------                    -----------
 Original Principal Balance                                  $12,000                      $765,000                       $145,016
 Outstanding Principal Balance                               $11,994                      $764,103                       $144,934
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                             MINIMUM                       MAXIMUM           WEIGHTED AVERAGE (2)
                                                             -------                       -------           --------------------
 Original Term (mos)                                             120                           360                            359
 Stated Remaining Term (mos)                                     118                           360                            358
 Expected Remaining Term (mos)                                   118                           360                            358
 Loan Age (mos)                                                    0                             8                              1
 Current Interest Rate                                        5.750%                       13.625%                         8.806%
 Initial Interest Rate Cap                                    1.000%                        3.000%                         2.976%
 Periodic Rate Cap                                            1.000%                        1.500%                         1.437%
 Gross Margin                                                 1.625%                        9.000%                         5.509%
 Maximum Mortgage Rate                                       12.750%                       20.625%                        15.802%
 Minimum Mortgage Rate                                        5.750%                       13.625%                         8.806%
 Months to Roll                                                    4                            61                             36
 Original Loan-to-Value                                       10.71%                        95.00%                         77.45%
 Credit Score (3)                                                473                           793                            603
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                            EARLIEST                        LATEST
                                                            --------                        ------
 Origination Dates                                           02/2001                       11/2001
 Maturity Dates                                              10/2011                       12/2031
----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------  ---------------------------------------------------------------
LIEN POSITION                   PERCENT OF LOAN GROUP              YEAR OF ORIGINATION                 PERCENT OF LOAN GROUP
-------------                   ---------------------              -------------------                 ---------------------
First Lien                                                100.0%   2001                                                    100.0%
-----------------------------------------------------------------  ---------------------------------------------------------------
-----------------------------------------------------------------  ---------------------------------------------------------------
OCCUPANCY                       PERCENT OF LOAN GROUP              LOAN PURPOSE                        PERCENT OF LOAN GROUP
---------                       ---------------------              ------------                        ---------------------
Owner-occupied                                             94.8%   Purchase                                                 27.6%
Second Home                                                 0.6%   Refinance - Rate/Term                                     8.1%
Investment                                                  4.6%   Refinance - Cashout                                      64.3%
-----------------------------------------------------------------  ---------------------------------------------------------------
-----------------------------------------------------------------  ---------------------------------------------------------------
DOCUMENTATION                   PERCENT OF LOAN GROUP              PROPERTY TYPE                       PERCENT OF LOAN GROUP
-------------                   ---------------------              -------------                       ---------------------
Full Documentation                                         72.4%   Single Family Detached                                   80.9%
24 Month Bank Statement                                     8.4%   Two- to Four- family Dwelling Unit                        7.3%
Reduced Documentation                                       1.8%   Planned Unit Development                                  7.1%
Stated Income                                              17.4%   Co-op                                                      (4)
-----------------------------------------------------------------  Condominium                                               3.6%
                                                                   Manufactured Housing                                      1.0%
                                                                   ---------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   Percent of Loan Group is less than 0.05%.
--------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        20

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2001-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                             CURRENT MORTGAGE RATES
                             ----------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE RATES                         MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
5.500% to 5.999%                                         5                    $1,659,733             0.4 %
6.000% to 6.499%                                        46                    12,294,584             3.2
6.500% to 6.999%                                        88                    17,567,222             4.5
7.000% to 7.499%                                       124                    23,716,107             6.1
7.500% to 7.999%                                       255                    44,355,479            11.4
8.000% to 8.499%                                       306                    50,554,476            13.0
8.500% to 8.999%                                       403                    60,270,182            15.5
9.000% to 9.499%                                       354                    48,831,667            12.6
9.500% to 9.999%                                       510                    64,125,055            16.5
10.000% to 10.499%                                     293                    35,879,446             9.2
10.500% to 10.999%                                     173                    18,392,198             4.7
11.000% to 11.499%                                      84                     7,753,214             2.0
11.500% to 11.999%                                      35                     3,154,527             0.8
12.000% to 12.499%                                       6                       391,998             0.1
12.500% to 12.999%                                       1                        37,881             0.0
13.500% to 13.999%                                       1                        17,929             0.0
                                                     -----                  ------------           -----
TOTAL:                                               2,684                  $389,001,697           100.0 %
                                                     =====                  ============           =====

Mortgage Rates Range is from: 5.750% to 13.625%
Weighted Average is: 8.806%


                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
REMAINING TERM (MONTHS)                MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
109 to 120                                               5                      $353,123             0.1 %
169 to 180                                               4                       165,658             0.0
229 to 240                                              13                     1,780,508             0.5
289 to 300                                               2                       234,785             0.1
349 to 360                                           2,660                   386,467,623            99.3
                                                     -----                  ------------           -----
TOTAL:                                               2,684                  $389,001,697           100.0 %
                                                     =====                  ============           =====

Remaining Term Range is from (Months): 118 to 360
Weighted Average is (Months): 358


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        21

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2001-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL MORTGAGE               NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
LOAN PRINCIPAL BALANCES                MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
$100,000 or Less                                     1,071                   $70,183,700            18.0 %
$100,001 to $150,000                                   653                    81,020,025            20.8
$150,001 to $200,000                                   385                    66,802,401            17.2
$200,001 to $250,000                                   210                    46,854,519            12.0
$250,001 to $300,000                                   147                    40,089,638            10.3
$300,001 to $350,000                                    96                    31,332,161             8.1
$350,001 to $400,000                                    54                    20,348,073             5.2
$400,001 to $450,000                                    26                    11,068,077             2.8
$450,001 to $500,000                                    36                    17,279,004             4.4
$550,001 to $600,000                                     2                     1,189,512             0.3
$600,001 to $650,000                                     1                       649,323             0.2
$650,001 to $700,000                                     1                       696,600             0.2
$700,001 to $750,000                                     1                       724,561             0.2
$750,001 to $800,000                                     1                       764,103             0.2
                                                     -----                  ------------           -----
TOTAL:                                               2,684                  $389,001,697           100.0 %
                                                     =====                  ============           =====

Original Mortgage Loan Principal Balance Range is from: $12,000 to $765,000 Average is: $145,016


                              PRODUCT TYPE SUMMARY
                              --------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
PRODUCT TYPE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
Six Month LIBOR Loan                                    21                    $2,924,747             0.8 %
1/29 LIBOR Loan                                         16                     3,594,313             0.9
2/28 LIBOR Loan                                      1,302                   177,360,375            45.6
3/27 LIBOR Loan                                        644                    96,017,493            24.7
5/25 LIBOR Loan                                        701                   109,104,769            28.0
                                                     -----                  ------------           -----
TOTAL:                                               2,684                  $389,001,697           100.0 %
                                                     =====                  ============           =====

                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
PREPAYMENT PENALTIES                   MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
None                                                   913                  $130,733,617            33.6 %
12 Months                                                3                       538,075             0.1
24 Months                                              294                    45,330,559            11.7
36 Months                                              821                   120,689,551            31.0
60 Months                                              653                    91,709,894            23.6
                                                     -----                  ------------           -----
TOTAL:                                               2,684                  $389,001,697           100.0 %
                                                     =====                  ============           =====

The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 42 months. With respect to those Adjustable Rate Mortgage Loans which have prepayment penalties, 86.8% of such Mortgage Loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loans.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        22

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                               STATE DISTRIBUTIONS
                               -------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
STATES                                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
Arizona                                                 62                    $7,060,800             1.8 %
Arkansas                                                11                       699,208             0.2
California                                             454                   104,890,088            27.0
Colorado                                               134                    23,301,226             6.0
Connecticut                                             30                     5,064,505             1.3
Delaware                                                 3                       410,573             0.1
District of Columbia                                     5                       824,154             0.2
Florida                                                218                    25,982,128             6.7
Georgia                                                 63                     8,132,495             2.1
Idaho                                                    4                       444,524             0.1
Illinois                                               178                    24,012,497             6.2
Indiana                                                 47                     3,810,363             1.0
Iowa                                                     3                       228,698             0.1
Kansas                                                  14                     1,654,483             0.4
Kentucky                                                13                       800,967             0.2
Louisiana                                               25                     2,076,675             0.5
Maine                                                    9                       724,746             0.2
Maryland                                                28                     3,954,724             1.0
Massachusetts                                           47                     8,320,282             2.1
Michigan                                               249                    25,973,550             6.7
Minnesota                                               54                     7,238,179             1.9
Mississippi                                              5                       341,318             0.1
Missouri                                               154                    14,173,917             3.6
Montana                                                  3                       192,985             0.0
Nebraska                                                 3                       533,084             0.1
Nevada                                                  22                     3,597,317             0.9
New Hampshire                                           18                     2,766,697             0.7
New Jersey                                             104                    18,439,592             4.7
New Mexico                                              14                     1,765,110             0.5
New York                                               159                    30,468,249             7.8
North Carolina                                          58                     6,095,722             1.6
North Dakota                                             1                        70,164             0.0
Ohio                                                    86                     9,235,224             2.4
Oklahoma                                                20                     1,687,627             0.4
Oregon                                                  20                     2,602,434             0.7
Pennsylvania                                            39                     3,082,530             0.8
Rhode Island                                             4                       588,556             0.2
South Carolina                                          39                     4,094,197             1.1
Tennessee                                               45                     3,609,255             0.9
Texas                                                   45                     4,573,302             1.2
Utah                                                     8                     1,332,675             0.3
Vermont                                                 10                     1,190,709             0.3
Virginia                                                42                     5,603,850             1.4
Washington                                              72                    11,897,921             3.1
West Virginia                                            4                       209,475             0.1
Wisconsin                                               53                     4,956,870             1.3
Wyoming                                                  5                       288,050             0.1
                                                     -----                  ------------           -----
TOTAL:                                               2,684                  $389,001,697           100.0 %
                                                     =====                  ============           =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        23

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                              LOAN-TO-VALUE RATIOS
                              --------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
50.00% or Less                                         111                   $13,979,088             3.6 %
50.01% to 55.00%                                        49                     7,625,881             2.0
55.01% to 60.00%                                        70                    12,661,436             3.3
60.01% to 65.00%                                       123                    17,559,641             4.5
65.01% to 70.00%                                       227                    32,904,303             8.5
70.01% to 75.00%                                       331                    44,503,892            11.4
75.01% to 80.00%                                       811                   119,532,982            30.7
80.01% to 85.00%                                       500                    74,983,757            19.3
85.01% to 90.00%                                       438                    61,337,363            15.8
90.01% to 95.00%                                        24                     3,913,354             1.0
                                                     -----                  ------------           -----
TOTAL:                                               2,684                  $389,001,697           100.0 %
                                                     =====                  ============           =====


Loan-to-Value Ratios Range is from: 10.71% to 95.00%
Weighted Average Loan-to-Value Ratio is: 77.45%


                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

                                              NUMBER OF           AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE LOAN AGE (MONTHS)                  MORTGAGE LOANS        BALANCE OUTSTANDING        LOAN GROUP
0                                                      879                  $125,528,518            32.3 %
1                                                    1,366                   198,636,723            51.1
2                                                      381                    54,789,136            14.1
3                                                       45                     7,380,376             1.9
4                                                        1                       149,615             0.0
5                                                        6                     1,825,388             0.5
6                                                        5                       580,973             0.1
8                                                        1                       110,967             0.0
                                                     -----                  ------------           -----
TOTAL:                                               2,684                  $389,001,697           100.0 %
                                                     =====                  ============           =====

Weighted Average Age (Months) is: 1

                              CREDIT SCORE SUMMARY
                              --------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
CREDIT SCORES                          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
Not Scored                                              54                    $6,166,959             1.6 %
473 to 500                                              24                     3,001,210             0.8
501 to 550                                             736                    91,358,333            23.5
551 to 600                                             777                   108,830,008            28.0
601 to 650                                             589                    90,278,183            23.2
651 to 700                                             334                    56,623,993            14.6
701 to 750                                             125                    22,916,329             5.9
751 to 793                                              45                     9,826,681             2.5
                                                     -----                  ------------           -----
TOTAL:                                               2,684                  $389,001,697           100.0 %
                                                     =====                  ============           =====

Credit Score Range is from: 473 to 793
Weighted Average (scored loans only) is: 603


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        24

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                              CREDIT GRADE SUMMARY
                              --------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
CREDIT GRADE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
CMMC WHOLESALE/RETAIL UNDERWRITING:
A Star                                                 271                   $55,527,518            14.3 %
AO                                                   1,200                   182,347,548            46.9
A-                                                     298                    39,057,076            10.0
B                                                      336                    43,926,524            11.3
B-                                                      87                    10,046,813             2.6
C                                                      150                    14,354,159             3.7
C-                                                       3                       370,149             0.1
                                                     -----                  ------------           -----
SUB-TOTAL:                                           2,345                  $345,629,785            88.9 %
                                                     =====                  ============           =====

CMMC CALL CENTER UNDERWRITING:
A1                                                      41                     6,831,295             1.8
A2                                                     176                    24,371,550             6.3
B1                                                      95                     9,615,172             2.5
B2                                                      27                     2,553,895             0.7
                                                     -----                  ------------           -----
SUB-TOTAL:                                             339                  $43,371,912             11.1 %
                                                     =====                  ============           =====

TOTAL:                                               2,684                  $389,001,697           100.0  %
                                                     =====                  ============           =====

                             MAXIMUM MORTGAGE RATES
                             ----------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES        MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
12.500% to 12.999%                                       6                    $1,933,533             0.5 %
13.000% to 13.499%                                      47                    12,635,624             3.2
13.500% to 13.999%                                      88                    17,501,275             4.5
14.000% to 14.499%                                     126                    23,863,741             6.1
14.500% to 14.999%                                     255                    44,479,625            11.4
15.000% to 15.499%                                     304                    50,288,558            12.9
15.500% to 15.999%                                     402                    59,938,182            15.4
16.000% to 16.499%                                     353                    48,608,912            12.5
16.500% to 16.999%                                     510                    64,125,055            16.5
17.000% to 17.499%                                     293                    35,879,446             9.2
17.500% to 17.999%                                     173                    18,392,198             4.7
18.000% to 18.499%                                      84                     7,753,214             2.0
18.500% to 18.999%                                      35                     3,154,527             0.8
19.000% to 19.499%                                       6                       391,998             0.1
19.500% to 19.999%                                       1                        37,881             0.0
20.500% to 20.999%                                       1                        17,929             0.0
                                                     -----                  ------------           -----
TOTAL:                                               2,684                  $389,001,697           100.0 %
                                                     =====                  ============           =====

Maximum Mortgage Rate Range is from: 12.750% to 20.625%
Weighted Average is: 15.802%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        25

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                              NEXT ADJUSTMENT DATE
                              --------------------

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
NEXT ADJUSTMENT DATE                   MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
March 2002                                               1                       $78,871             0.0 %
April 2002                                               9                       949,169             0.2
May 2002                                                 6                       652,952             0.2
June 2002                                                5                     1,243,755             0.3
September 2002                                           1                       153,620             0.0
October 2002                                             1                       258,723             0.1
November 2002                                            6                     1,118,519             0.3
December 2002                                            7                     1,366,850             0.4
January 2003                                             1                       696,600             0.2
April 2003                                               1                       110,967             0.0
June 2003                                                2                       202,837             0.1
July 2003                                                4                     1,335,586             0.3
August 2003                                              1                       149,615             0.0
September 2003                                          28                     4,395,119             1.1
October 2003                                           147                    21,030,824             5.4
November 2003                                          464                    66,889,315            17.2
December 2003                                          618                    78,952,497            20.3
January 2004                                            37                     4,293,615             1.1
June 2004                                                2                       161,837             0.0
July 2004                                                1                        91,454             0.0
September 2004                                          24                     3,668,837             0.9
October 2004                                           106                    14,174,464             3.6
November 2004                                          283                    46,649,243            12.0
December 2004                                          217                    30,455,758             7.8
January 2005                                            11                       815,900             0.2
June 2006                                                1                       216,300             0.1
July 2006                                                1                       398,349             0.1
September 2006                                          27                     3,801,383             1.0
October 2006                                           100                    15,182,540             3.9
November 2006                                          289                    47,241,314            12.1
December 2006                                          263                    39,755,786            10.2
January 2007                                            20                     2,509,099             0.6
                                                     -----                  ------------           -----
TOTAL:                                               2,684                  $389,001,697           100.0 %
                                                     =====                  ============           =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        26

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-4 - FIXED RATE MORTGAGE LOAN GROUP

                                                                        ORIGINAL
                                                                      AMORTIZATION
                                                      ORIGINAL TERM       TERM        REMAINING TERM
CURRENT BALANCE   MORTGAGE RATE   NET MORTGAGE RATE    (IN MONTHS)    (IN MONTHS)       (IN MONTHS)
---------------   -------------   -----------------    -----------    -----------       -----------
 $28,683,348.60       8.932%            8.422%             180            360               179
  $5,740,952.58       9.211%            8.701%             115            115               114
 $39,958,264.49       9.076%            8.566%             180            180               179
 $58,438,996.06       8.241%            7.731%             243            243               242
$143,178,512.06       8.351%            7.841%             360            360               359


                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2001-4 - ADJUSTABLE RATE MORTGAGE LOAN GROUP




                              NET      ORIGINAL    REMAINING
    CURRENT      MORTGAGE  MORTGAGE      TERM         TERM      GROSS  INITIAL RATE
    BALANCE        RATE      RATE    (IN MONTHS)  (IN MONTHS)  MARGIN   CHANGE CAP
    -------        ----      ----    -----------  -----------  ------   ----------
  $5,822,460.05   9.008%    8.498%       356         355       4.645%     1.498%
$173,763,359.68   9.222%    8.712%       360         359       5.639%     2.996%
 $99,495,207.87   8.648%    8.138%       359         358       5.559%     3.000%
$109,920,669.34   8.281%    7.771%       358         357       5.302%     3.000%


                                                        NUMBER OF
                                                          MONTHS
                                                          UNTIL
                                                RATE    NEXT RATE
    CURRENT      PERIODIC  MAXIMUM   MINIMUM   CHANGE   ADJUSTMENT
    BALANCE        CAP      RATE      RATE    FREQUENCY    DATE       INDEX
    -------        ---      ----      ----    ---------    ----       -----
  $5,822,460.05   1.000%   15.688%   9.008%       6         8      6 Mo. LIBOR
$173,763,359.68   1.498%   16.222%   9.222%       6         23     6 Mo. LIBOR.
 $99,495,207.87   1.415%   15.648%   8.648%       6         35     6 Mo. LIBOR
$109,920,669.34   1.385%   15.281%   8.281%       6         59     6 Mo. LIBOR


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        27

                     AVAILABLE FUNDS CAP HYPOTHETICAL TABLE

------------------------------------------  -------------------------------------------  ------------------------------------------
 PAYMENT  AVAILABLE FUNDS  AVAILABLE FUNDS   PAYMENT  AVAILABLE FUNDS   AVAILABLE FUNDS   PAYMENT  AVAILABLE FUNDS  AVAILABLE FUNDS
    DATE      CAP (1) (2)          CAP (3)      DATE      CAP (1) (2)           CAP (3)      DATE      CAP (1) (2)          CAP (3)
 1/25/02            8.296            8.296   6/25/04            8.587            10.740  11/25/06            8.563           13.775
 2/25/02            8.296            8.296   7/25/04            8.595            10.751  12/25/06            8.563           14.637
 3/25/02            8.296            8.296   8/25/04            8.604            10.762   1/25/07            8.563           14.637
 4/25/02            8.339            8.339   9/25/04            8.612            10.789   2/25/07            8.563           14.638
 5/25/02            8.381            8.381  10/25/04            8.621            10.801   3/25/07            8.563           14.638
 6/25/02            8.426            8.426  11/25/04            8.631            10.813   4/25/07            8.563           14.638
 7/25/02            8.450            8.450  12/25/04            8.640            12.322   5/25/07            8.563           14.639
 8/25/02            8.454            8.454   1/25/05            8.650            12.337   6/25/07            8.563           15.036
 9/25/02            8.459            8.482   2/25/05            8.562            12.214   7/25/07            8.563           15.036
10/25/02            8.463            8.486   3/25/05            8.562            12.230   8/25/07            8.563           15.036
11/25/02            8.468            8.491   4/25/05            8.562            12.231   9/25/07            8.566           15.036
12/25/02            8.473            8.496   5/25/05            8.562            12.232  10/25/07            8.574           15.047
 1/25/03            8.478            8.501   6/25/05            8.562            13.072  11/25/07            8.582           15.060
 2/25/03            8.483            8.506   7/25/05            8.562            13.073  12/25/07            8.590           15.471
 3/25/03            8.488            8.526   8/25/05            8.563            13.074   1/25/08            8.598           15.486
 4/25/03            8.493            8.532   9/25/05            8.563            13.078   2/25/08            8.607           15.501
 5/25/03            8.499            8.537  10/25/05            8.563            13.079   3/25/08            8.616           15.516
 6/25/03            8.505            8.543  11/25/05            8.563            13.080   4/25/08            8.625           15.532
 7/25/03            8.510            8.549  12/25/05            8.563            13.454   5/25/08            8.635           15.548
 8/25/03            8.516            8.555   1/25/06            8.563            13.455   6/25/08            8.644           15.919
 9/25/03            8.523            8.576   2/25/06            8.563            13.456   7/25/08            8.654           15.937
10/25/03            8.529            8.583   3/25/06            8.563            13.457   8/25/08            8.665           15.955
11/25/03            8.535            8.589   4/25/06            8.563            13.458   9/25/08            8.675           15.973
12/25/03            8.542            9.976   5/25/06            8.563            13.459  10/25/08            8.686           15.993
 1/25/04            8.549            9.984   6/25/06            8.563            13.769  11/25/08            8.698           16.012
 2/25/04            8.556            9.993   7/25/06            8.563            13.770  12/25/08            8.709           16.032
 3/25/04            8.564           10.017   8/25/06            8.563            13.771   1/25/09            8.721           16.053
 4/25/04            8.571           10.026   9/25/06            8.563            13.772   2/25/09            8.734           16.075
 5/25/04            8.579           10.036  10/25/06            8.563            13.774
------------------------------------------  -------------------------------------------  ------------------------------------------

(1) Available Funds Cap = 12 * (Total scheduled interest due on the Mortgage Loans based on the Mortgage Rates in effect on the related Due Date less the Servicing Fee) / (Aggregate Certificate Principal Balance of the Certificates as of the first day of the applicable Accrual Period).

(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month LIBOR and 6 month LIBOR remain constant at 2.04% and 2.11%, respectively.

(3) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month LIBOR and 6 month LIBOR remain constant at 2.04% and 22.11%, respectively.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        28

                       DISCOUNT MARGIN TABLE (TO 10% CALL)
                       -----------------------------------


                                   CLASS IA-1

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               25.000%           25.000%           25.000%           25.000%           25.000%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  7.31              1.11              0.96              0.74              0.63
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  1/02              1/02              1/02              1/02              1/02
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  11/15             1/04              9/03              3/03              12/02
-------------------------------------------------------------------------------------------------------------------------

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                   CLASS IA-2

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               4.469%            4.365%            4.340%            4.279%            4.223%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  14.65             2.41              2.00              1.43              1.13
-------------------------------------------------------------------------------------------------------------------------
           DURATION                  10.56             2.24              1.88              1.36              1.08
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  11/15             1/04              9/03              3/03              12/02
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  11/16             9/04              3/04              7/03              3/03
-------------------------------------------------------------------------------------------------------------------------

                                   CLASS IA-3

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               5.165%            5.091%            5.069%            5.015%            4.963%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  17.17             3.71              3.00              2.04              1.57
-------------------------------------------------------------------------------------------------------------------------
           DURATION                  11.14             3.29              2.72              1.90              1.47
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  11/16             9/04              3/04              7/03              3/03
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  6/22              12/06             12/05             6/04              11/03
-------------------------------------------------------------------------------------------------------------------------

                                   CLASS IA-4

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               6.001%            5.958%            5.939%            5.887%            5.835%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  23.44             6.52              5.01              3.05              2.19
-------------------------------------------------------------------------------------------------------------------------
           DURATION                  12.32             5.24              4.21              2.71              2.00
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  6/22              12/06             12/05             6/04              11/03
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  11/27             11/10             4/08              10/05             6/04
-------------------------------------------------------------------------------------------------------------------------

                                   CLASS IA-5

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               6.803%            6.781%            6.770%            6.735%            6.678%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  27.30             11.22             8.85              5.27              3.20
-------------------------------------------------------------------------------------------------------------------------
           DURATION                  12.16             7.65              6.46              4.29              2.78
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  11/27             11/10             4/08              10/05             6/04
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  7/29              8/13C             7/11C             5/08C             9/06C
-------------------------------------------------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        29

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------


                                   CLASS IA-6

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               6.168%            6.152%            6.150%            6.139%            6.124%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  9.31              6.94              6.68              5.68              4.66
-------------------------------------------------------------------------------------------------------------------------
           DURATION                  6.87              5.44              5.28              4.65              3.95
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  1/05              1/05              1/05              4/05              9/05
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  1/13              7/11              6/11              5/08C             9/06C
-------------------------------------------------------------------------------------------------------------------------

                                   CLASS IM-1

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               6.770%            6.732%            6.720%            6.690%            6.675%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  22.52             7.84              6.43              4.52              3.90
-------------------------------------------------------------------------------------------------------------------------
           DURATION                  11.18             5.79              4.97              3.75              3.33
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  11/16             11/05             3/05              2/05              5/05
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  7/29              8/13C             7/11C             5/08C             9/06C
-------------------------------------------------------------------------------------------------------------------------

                                   CLASS IM-2

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               7.273%            7.234%            7.220%            7.188%            7.167%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  22.52             7.84              6.43              4.48              3.75
-------------------------------------------------------------------------------------------------------------------------
           DURATION                  10.70             5.68              4.89              3.68              3.17
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  11/16             11/05             3/05              2/05              3/05
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  7/29              8/13C             7/11C             5/08C             9/06C
-------------------------------------------------------------------------------------------------------------------------

                                    CLASS IB

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               7.474%            7.433%            7.419%            7.386%            7.362%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  22.50             7.82              6.41              4.45              3.67
-------------------------------------------------------------------------------------------------------------------------
           DURATION                  10.52             5.62              4.84              3.63              3.10
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  11/16             11/05             3/05              1/05              1/05
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  7/29              8/13C             7/11C             5/08C             9/06C
-------------------------------------------------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        30

                       DISCOUNT MARGIN TABLE (TO 10% CALL)
                       -----------------------------------


                                   CLASS IIA-1

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               34.000%           34.000%           34.000%           34.000%           34.000%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  19.59             3.22              2.51              1.45              0.94
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  1/02              1/02              1/02              1/02              1/02
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  9/30C             1/11              2/09              5/06              8/04
-------------------------------------------------------------------------------------------------------------------------

                                   CLASS IIM-1

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               90.000%           90.000%           90.000%           90.000%           90.000%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  26.60             5.96              4.85              4.02              2.93
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  9/24              1/05              2/05              6/05              8/04
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  9/30C             1/11              2/09              5/06              12/04
-------------------------------------------------------------------------------------------------------------------------

                                   CLASS IIM-2

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price              145.000%          145.000%          145.000%          145.000%          145.000%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  26.60             5.96              4.81              3.69              3.01
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  9/24              1/05              2/05              4/05              12/04
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  9/30C             1/11              2/09              5/06              12/04
-------------------------------------------------------------------------------------------------------------------------

                                    CLASS IIB

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price              215.000%          215.000%          215.000%          215.000%          215.000%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  26.57             5.89              4.73              3.52              3.01
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  9/24              1/05              1/05              2/05              12/04
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  9/30C             1/11              2/09              5/06              12/04
-------------------------------------------------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        31

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------


                                   CLASS IA-5

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               6.808%            6.835%            6.838%            6.803%            6.678%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  28.07             13.37             10.81             6.26              3.20
-------------------------------------------------------------------------------------------------------------------------
           DURATION                  12.28             8.46              7.32              4.83              2.78
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  11/27             11/10             4/08              10/05             6/04
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  10/31             10/24             5/21              11/15             11/06
-------------------------------------------------------------------------------------------------------------------------

                                   CLASS IA-6

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               6.168%            6.152%            6.150%            6.146%            6.143%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  9.31              6.94              6.68              6.31              6.05
-------------------------------------------------------------------------------------------------------------------------
           DURATION                  6.87              5.44              5.28              5.04              4.88
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  1/05              1/05              1/05              4/05              9/05
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  1/13              7/11              6/11              6/11              3/12
-------------------------------------------------------------------------------------------------------------------------

                                   CLASS IM-1

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               6.770%            6.735%            6.724%            6.697%            6.682%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  22.75             8.39              6.96              4.89              4.16
-------------------------------------------------------------------------------------------------------------------------
           DURATION                  11.21             6.01              5.22              3.97              3.50
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  11/16             11/05             3/05              2/05              5/05
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  6/31              5/19              11/16             4/12              7/09
-------------------------------------------------------------------------------------------------------------------------

                                   CLASS IM-2

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               7.273%            7.236%            7.223%            7.193%            7.173%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  22.72             8.28              6.83              4.77              3.94
-------------------------------------------------------------------------------------------------------------------------
           DURATION                  10.73             5.84              5.07              3.84              3.30
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  11/16             11/05             3/05              2/05              3/05
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  2/31              2/17              2/15              12/10             7/08
-------------------------------------------------------------------------------------------------------------------------

                                    CLASS IB

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               7.474%            7.434%            7.421%            7.388%            7.365%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  22.59             7.99              6.56              4.56              3.74
-------------------------------------------------------------------------------------------------------------------------
           DURATION                  10.53             5.68              4.91              3.70              3.15
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  11/16             11/05             3/05              1/05              1/05
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  8/30              1/16              9/13              11/09             9/07
-------------------------------------------------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        32

                       DISCOUNT MARGIN TABLE (TO MATURITY)
                       -----------------------------------


                                   CLASS IIA-1

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               34.055%           36.255%           36.382%           36.749%           34.000%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  19.64             3.51              2.74              1.59              0.94
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  1/02              1/02              1/02              1/02              1/02
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  10/31             11/21             12/17             12/11             8/04
-------------------------------------------------------------------------------------------------------------------------

                                   CLASS IIM-1

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price               90.113%           93.105%           93.140%           92.623%          100.876%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  26.71             6.52              5.29              4.29              3.94
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  9/24              1/05              2/05              6/05              8/04
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  8/31              2/17              1/14              6/09              9/08
-------------------------------------------------------------------------------------------------------------------------

                                  CLASS IIM-2

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price              145.141%          148.621%          148.667%          148.302%          161.925%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  26.69             6.37              5.13              3.88              4.00
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  9/24              1/05              2/05              4/05              8/05
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  6/31              11/14             2/12              3/08              5/06
-------------------------------------------------------------------------------------------------------------------------

                                    CLASS IIB

-------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SPEED               0%                80%              100%              150%              200%
-------------------------------------------------------------------------------------------------------------------------
         100-00 Price              215.061%          216.450%          216.427%          216.346%          226.720%
-------------------------------------------------------------------------------------------------------------------------
           AVG LIFE                  26.60             5.99              4.81              3.57              3.41
-------------------------------------------------------------------------------------------------------------------------
          FIRST PAY                  9/24              1/05              1/05              2/05              2/05
-------------------------------------------------------------------------------------------------------------------------
           LAST PAY                  3/31              11/12             7/10              4/07              8/05
-------------------------------------------------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO JP MORGAN]                        33